UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2026

VISKASE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-12957 (Commission File Number)	22-2372868 (IRS Employer Identification No.)

333 East Butterfield Road, Suite 400 Lombard, Illinois (Address of principal executive offices)	60148 (Zip Code)

(630) 874-0700

(Registrant’s telephone number, including area code)

ENZON PHARMACEUTICALS, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 26, 2026 (the “Closing Date”), Viskase Holdings, Inc. (formerly known as Enzon Pharmaceuticals, Inc.) (the “Company” or the “Combined Company”) consummated the previously announced transactions pursuant to the Agreement and Plan of Merger, dated as of June 20, 2025, by and among the Company, EPSC Acquisition Corp. (“Merger Sub”), and Viskase Companies, Inc. (“Viskase”), as amended by the First Amendment to the Agreement and Plan of Merger, dated as of October 24, 2025 (as amended, the “Merger Agreement”). Pursuant to the terms of, and subject to the conditions set forth in, the Merger Agreement, on the Closing Date, Merger Sub merged with and into Viskase, with Viskase continuing as the surviving entity following the Merger as a wholly owned subsidiary of the Company. Promptly following the Merger, Viskase converted into a limited liability company under Delaware law. The transactions contemplated by the Merger Agreement are hereinafter referred to as the “Merger”.

As required by the Merger Agreement, on March 25, 2026, each share of the Company’s Series C Non-Convertible Redeemable Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”), held by affiliates of Icahn Enterprises Holdings L.P. (“IEH”) was exchanged for shares of the Company Common Stock (as defined herein) at its liquidation value based upon the 20-day volume weighted average price of the Company Common Stock prior to execution of the amendment of the Merger Agreement. Accordingly, as of March 25, 2026, 5,658,396 shares of the Company Common Stock were issued to affiliates of IEH in respect of the 39,277 shares of Series C Preferred Stock previously held by affiliates of IEH.

Pursuant to the terms of the Merger Agreement, as of the closing on the Closing Date, (i) each share of common stock, par value $0.01 per share, of Viskase (the “Viskase Common Stock”) issued and outstanding immediately prior to the Merger (other than shares held by holders that properly exercise dissenters rights, shares held in treasury, and shares held by the Company) was automatically converted into the right to receive 0.049118 shares of the common stock, par value $0.01 per share, of the Company (the “Company Common Stock”), and (ii) all shares of Viskase Common Stock converted into the right to receive the Merger Consideration (as defined in the Merger Agreement) will automatically be cancelled and will cease to exist as of the effective time of the Merger.

Promptly following the closing on the Closing Date, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware to change its name to “Viskase Holdings, Inc.”

As previously announced in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 24, 2026, as of market open on March 25, 2026, the Company Common Stock began trading on a reverse stock split-adjusted basis on the OTCQB. The Company Common Stock will trade under the temporary symbol “ENZND” for the next 20 trading days.

This Current Report on Form 8-K incorporates by reference certain information from reports and other documents that were previously filed with the SEC, including certain information from the Prospectus/Consent Solicitation/Offer to Exchange, dated January 28, 2026, filed with the SEC on January 28, 2026 and declared effective on January 30, 2026.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure under Item 2.01 in this Current Report on Form 8-K with respect to the issuance of 5,658,396 shares of the Company Common Stock issued to affiliates of IEH in respect of the 39,277 shares of Series C Preferred Stock previously held by affiliates of IEH is incorporated herein by reference under this Item 3.02. The issuance of such shares of Company Common Stock was made in reliance upon the exemption contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder.

Item 5.01	Changes in Control of the Registrant.

The disclosure under Item 2.01 in this Current Report on Form 8-K is incorporated herein by reference under this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the completion of the Merger on the Closing Date, and in accordance with the terms of the Merger Agreement,

(i)	Mr. Thomas D. Davis, who was the Chief Executive Officer of Viskase prior to the completion of the Merger, was appointed as the Chief Executive Officer of the Combined Company;

(ii)	Mr. Richard L. Feinstein, who was the Chief Executive Officer, Chief Financial Officer and Secretary of the Company prior to the completion of the Merger, ceased serving in such capacity;

(iii)	Mr. Jaffrey (Jay) A. Firestone and Mr. Stephen T. Wills, each of whom was a member of the Board of Directors of the Company prior to the completion of the Merger, resigned as a director of Combined Company;

(iv)	the size of the Board of Directors of the Combined Company increased to seven (7) individuals and each of Robert Flint, Colin Kwak, Dustin DeMaria, Kenneth Shea and Peter K. Shea was appointed to fill the vacancies on the Board; and

(v)	the officers of Viskase immediately prior to the Closing became the officers of the Combined Company until his or her respective successor is duly elected or appointed and qualified or until his or her earlier death, resignation or removal in accordance with the Combined Company’s organizational documents and applicable law.

Effective upon the completion of the Merger, Robert Flint was appointed as Chair of the Board, Peter K. Shea was appointed as Chair of the Audit Committee, and Kenneth Shea was appointed to serve on the Audit Committee. The Combined Company also dissolved the Special Committee, which was comprised of Mr. Read and Mr. Wills.

Other than as disclosed in this Item 5.02 of this Current Report, reference is made to the disclosure described in the Prospectus/Consent Solicitation/Offer to Exchange in the section entitled “Directors and Executive Officers of the Combined Company” for biographical information about each of the directors and officers of Combined Company following the completion of the Merger and to Item 2.01 of this Current Report, which are hereby incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Amendment

As noted above, in connection with the completion of the Merger, on the Closing Date, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to its Amended Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware to change its name to “Viskase Holdings, Inc.” A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Certificate of Elimination

On the Closing Date, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) to its Certificate of Incorporation with the Secretary of State of the State of Delaware eliminating from the Certificate of Incorporation all matters set forth in the Certificate of Designation with respect to the Company’s Series A-1 Junior Participating Preferred Stock. No shares of the Series A-1 Junior Participating Preferred Stock are outstanding and none will be issued subject to its Certificate of Designation. All shares that were designated as Series A-1 Junior Participating Preferred Stock have been returned to the status of authorized but unissued shares of preferred stock of the Company, without designation as to series. A copy of the Certificate of Elimination is filed as Exhibit 3.2 hereto and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On March 26, 2026, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit	Description

3.1*	Certificate of Amendment, dated as of March 26, 2026.

3.2*	Certificate of Elimination of Series A-1 Junior Participating Preferred Stock, dated as of March 26, 2026.

99.1*	Press Release issued March 26, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISKASE HOLDINGS, INC.
(Registrant)
Date: March 26, 2026
	By:	/s/ Joseph D. King
	Name:	Joseph D. King
	Title:	Senior Vice President, General Counsel & Secretary